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                                                                    EXHIBIT 10.7

                               SECURITY AGREEMENT

                                                            Date: March 12, 2002


                                               Secured
Debtor: _________________________________      Party:  AGHI Finance Co, LLC
Address: ________________________________      Address: 2575 Vista del Mar Drive
         ________________________________               Ventura, CA 93001
         ________________________________


Federal Tax I.D. No.: ___________________
Organizational identification
Number issued by state of
Incorporation: __________________________

        1. OBLIGATIONS SECURED. This Agreement secures the following (called the Obligations "):

        All debts, liabilities and obligations of every type and description which the Debtor may now or at any time owe to the Secured Party, including but not limited to all principal, interest, and other charges, fees, expenses and amounts, and all notes, guaranties, agreements (specifically including the guaranty agreement dated the date hereof), and other writings in favor of the Secured Party, whether now existing or hereafter arising, direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, independent, joint, several, or joint and several.

        All debts, liabilities and obligations of Holiday RV Superstores, Inc., a Delaware corporation ("Parent") which owns all of the outstanding capital stock of Debtor, under (a) that certain promissory note in the original principal amount of $1,600,000 from Parent to the Secured Party, including but not limited to all principal, interest, charges, fees, expenses and amounts, and all amendments, extensions, renewals and replacements of such note, and (b) that certain loan and security agreement dated the date hereof (the "Loan Agreement") between Parent and the Secured Party, including but not limited to all principal, interest, charges, fees, expenses and amounts, and all amendments, extensions, renewals and replacements of the Loan Agreement.

        2. DEFINED TERMS. Each term defined in Schedule 1 attached hereto is used herein as therein defined.

        3. SECURITY INTEREST. To secure the prompt and complete payment, performance and observance of all of the Obligations, the Debtor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Secured Party a Lien in and upon all of its right, title and interest in, to and under all personal property and other assets whether now owned by or owing to, or hereafter acquired by or arising in favor of Debtor (including under any trade names, styles or derivations thereof), and whether owned or


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consigned by or to, or leased from or to, Debtor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"), including:

                        (i)     all Accounts;

                        (ii)    all Chattel Paper;

                        (iii)   all Documents;

                        (iv)    all Equipment

                        (v) all General Intangibles (including payment intangibles and Software);

                        (vi) all Goods (including Inventory, Equipment and Fixtures);

                        (vii)   all Instruments;

                        (viii) all Inventory, including but not limited to all goods, merchandise and other personal property, now owned or hereafter acquired by Debtor which is held for sale or lease or furnished or to be furnished under a contract for service or raw materials, and all work in progress and materials used or consumed or to be used or consumed in the Debtor's business, including but not limited to all new and used recreational vehicles, boats, and other vehicles, and all keys, parts, returns, repossessions, replacements, attachments, additions, and accessories relating to any of the foregoing;

                        (ix)    all Investment Property;

                        (x) all Deposit Accounts and all other bank accounts and all deposits therein;

                        (xi)    all money, cash or cash equivalents of Debtor;

                        (xii) all Supporting Obligations and Letter-of-Credit Rights of Grantor;

                        (xiii) all amounts payable by, and rights and claims against, any manufacturer or vendor of Inventory, such as volume purchase discounts, advertising rebates, price protection, warranty work, finance reserves, hold-backs, incentives and credits;

                        (xiv) all property of Debtor now or hereafter in possession of or under control of Lender, or any correspondent or Affiliate of Lender, in any capacity whatsoever, including, but not limited to any deposit


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                                account and any funds or balances in any
                                checking or depository account or investment account;

                        (xv) all other property of whatever kind or nature (excluding real estate), including but not limited to commercial tort claims;

                        (xvi) all insurance policies and proceeds relating to the foregoing;

                        (xvii) all books and records relating to the foregoing; and

        to the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payments not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

        4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The Debtor represents and warrants to the Secured Party and agrees as follows:

               a. The Debtor is a corporation incorporated under the laws of the State of _____________, and the address of the Debtor's chief executive office is shown at the beginning of this Agreement. The Debtor has not used any trade name, assumed name, or other name except the Debtor's name stated above and names set forth on Schedule 2 attached hereto The Debtor shall not change its state of organization without the Secured Party's prior written consent. The Debtor shall give the Secured Party at least fifteen (15) days prior written notice of any change in such address or the Debtor's name or if the Debtor uses any other name. The Debtor has authority to execute and perform this Agreement. The Debtor's federal tax identification number is shown above.

               b. If any Collateral is or will become a fixture, the record owner of the real estate and the legal description of the real estate are set forth on Schedule 3 attached hereto.

               c. Except as set forth in any existing or future agreement executed by the Secured Party: the Debtor is the owner of the Collateral, or will be the owner of the Collateral hereafter acquired, free of all security interests, liens and encumbrances other than the Security Interest and any other security interest of the Secured Party; the Debtor shall not permit any security interest, lien or encumbrance, other than the Security Interest and any other security interest of the Secured Party, to attach to any Collateral without the prior written consent of the Secured Party; the Debtor shall defend the Collateral against the claims and demands of all persons and entities other than the Secured Party, and shall promptly pay all taxes, assessments and other Government charges upon or against the Debtor, any Collateral and the Security Interest; and no financing statement covering any Collateral is on file in any public office except as set forth on Schedule 4 attached hereto. If any Collateral is or will become a fixture, the Debtor, at the request of the Secured Party, shall furnish the Secured Party with a statement or statements executed by all persons and entities who have or claim an interest in the real estate, in form acceptable to the Secured Party, which statement or statements shall provide that such persons and entities consent to the Security Interest.


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               d. The Debtor shall not sell or otherwise dispose of any
Collateral or any interest therein without the prior written consent of the Secured Party, except that, until the occurrence of an Event of Default or the revocation by the Secured Party of the Debtor's right to do so, the Debtor may sell or lease any Collateral constituting Inventory in the ordinary course of business at prices constituting the fair market value thereof. For purposes of this Agreement, a transfer in partial or total satisfaction of a debt, obligation or liability shall not constitute a sale or lease in the ordinary course of business.

               e. Each Account, Instrument, Investment Property, Chattel Paper, Letter-of-Credit Right, Letter of Credit, other right to payment, Document, and General Intangible constituting Collateral is, or will be when acquired, the valid, genuine and legally enforceable obligation of the account debtor or other issuer or obligor named therein or in the Debtor's records pertaining thereto as being, obligated to pay such obligation, subject to no defense, setoff or counterclaim. The Debtor shall not, without the prior written consent of the Secured Party, agree to any material modification or amendment of any such obligation or agree to any subordination or cancellation of any such obligation.

               f. Other than Inventory in transit and motor vehicles in use, all tangible Collateral shall be located at the Debtor's address stated above and the addresses set forth in Schedule 5 attached hereto and no such Collateral shall be located at any other address without the prior written consent of the Secured Party.

               g. The Debtor shall: (i) keep all tangible Collateral in good condition and repair, normal depreciation excepted; (ii) from time to time replace any worn, broken or defective parts thereof; (iii) promptly notify the Secured Party of any loss of or material damage to any Collateral or of any adverse change in the prospect of payment of any account, instrument, chattel paper, other right to payment or General Intangible constituting Collateral;
(iv) not permit any Collateral to be used or kept for any unlawful purpose or in violation of any federal, state or local law; (v) keep all tangible Collateral insured in such amounts, against such risks and in such companies as shall be acceptable to the Secured Party, with lender loss payable clauses in favor of the Secured Party to the extent of its interest in form acceptable to the Secured Party (including without limitation a provision for at least 30 days' prior written notice to the Secured Party of any cancellation or modification of such insurance), and deliver policies or certificates of such insurance to the Secured Party; (vi) at the Debtor's chief executive office, keep accurate and complete records pertaining to the Collateral and the Debtor's financial condition, business and property, and provide the Secured Party such periodic reports concerning the Collateral and the Debtor's financial condition, business and property as the Secured Party may from time to time request; (vii) at all reasonable times permit the Secured Party and its representatives to examine and inspect any Collateral, and to examine, inspect and copy the Debtor's records pertaining to the Collateral and the Debtor's financial condition, business and property; and (viii) at the Secured Party's request, promptly execute, endorse and deliver such financing statements and other instruments, documents, control agreements, chattel paper and writings and take such other actions deemed by the Secured Party to be necessary or desirable to establish, protect, perfect or enforce the Security Interest and the rights of the Secured Party under this Agreement and applicable law, and pay


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all costs of filing financing statements and other writings in all public offices where filing is deemed by the Secured Party to be necessary or desirable.

               h. The Debtor authorizes the Secured Party to file all of the Secured Party's financing statements and amendment to financing statements, and all terminations of the filings of other secured parties, all with respect to the Collateral, in such form and substance as the Secured Party, in its sole discretion, may determine.

               i. If requested by Secured Party, Debtor agrees to enter into the control agreement in the form of Exhibit A attached hereto for any financial institution where Debtor's funds are located.

        5. COLLECTION RIGHTS. At any time after an Event of Default, the Secured Party may, and at the request of the Secured Party the Debtor shall, promptly notify any account debtor, issuer or obligor of any Account, Instrument, Investment Property, Chattel Paper, Letter-of-Credit Right, Letter of Credit, other right to payment or General Intangible constituting Collateral that the same has been assigned to the Secured Party and direct such account debtor, issuer or obligor to make all future payments to the Secured Party. In addition, at the request of the Secured Party, the Debtor shall deposit in a collateral account designated by the Secured Party all proceeds constituting Collateral, in their original form received (with any necessary endorsement), within one business day after receipt of such proceeds by the Debtor. Until the Debtor makes each such deposit, the Debtor will hold all such proceeds separately in trust for the Secured Party for deposit in such collateral account, and will not commingle any such proceeds with any other property. The Debtor shall have no right to withdraw any funds from such collateral account, and the Debtor shall have no control over such collateral account. Such collateral account and all funds at any time therein shall constitute Collateral under this Agreement. Before or upon final collection of any funds in such collateral account, the Secured Party, at its discretion, may release any such funds to the Debtor or any Account of the Debtor or apply any such funds to the Obligations whether or not then due. Any release of funds to the Debtor or any Account of the Debtor shall not prevent the Secured Party from subsequently applying any funds to the Obligations. All items credited to such collateral account and subsequently returned and all other costs, fees and charges of the Secured Party in connection with such collateral account may be charged by the Secured Party to any account of the Debtor, and the Debtor shall pay the Secured Party all such amounts on demand.

        6. LIMITED POWER OF ATTORNEY. If the Debtor at any time fails to perform or observe any agreement herein, the Secured Party, in the name and on behalf of the Debtor or, at its option, in its own name, may perform or observe such agreement and take any action which the Secured Party may deem necessary or desirable to cure or correct such failure. The Debtor irrevocably authorizes Secured Party and grants the Secured Party a limited power of attorney in the name and on behalf of the Debtor or, at its option, in its own name, to collect, receive, receipt for, create, prepare, complete, execute, endorse, deliver and file any and all financing statements, control agreements, insurance applications, remittances, instruments, documents, chattel paper and other writings, to grant any extension to, compromise, settle, waive, notify, amend, adjust, change and release any obligation of any Account Debtor, issuer,


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obligor, insurer or other person or entity pertaining to any Collateral, to demand terminations of other security interests in any of the Collateral, and to take any other action deemed by the Secured Party to be necessary or desirable to establish, perfect, protect or enforce the Security Interest. All of the Secured Party's advances, fees, charges, costs and expenses, including but not limited to audit fees and expenses and reasonable attorneys' fees and legal expenses, in connection with the Obligations and in the protection and exercise of any rights or remedies hereunder, together with interest thereon at the highest rate then applicable to any of the Obligations, shall be secured hereunder and shall be paid by the Debtor to the Secured Party on demand.

        7. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default": (a) any breach or default in the payment or performance of any of the Obligations; or (b) any breach or default under the terms of this Agreement or any other note, obligation, mortgage, deed of trust, assignment, guaranty, other agreement, or other writing heretofore, herewith or hereafter existing to which the Debtor, Parent or any maker, endorser, guarantor or surety of any of the Obligations or any other person or entity providing security for any of the Obligations or for any guaranty of any of the Obligations is a party; or (c) the insolvency, death, dissolution, liquidation, merger or consolidation of the Debtor, Parent or any such maker, endorser, guarantor, surety or other person or entity, or (d) any appointment of a receiver, trustee or similar officer of any property of the Debtor, Parent or any such maker, endorser, guarantor, surety or other person or entity; or (e) any assignment for the benefit of creditors of the Debtor, Parent or any such maker, endorser, guarantor, surety or other person or entity; or (f) any commencement of any proceeding under any bankruptcy, insolvency, receivership, dissolution, liquidation or similar law by or against the Debtor, Parent or any such maker, endorser, guarantor, surety or other person or entity; or (g) the sale, lease or other disposition (whether in one or more transactions) to one or more persons or entities of all or a substantial part of the assets of the Debtor, Parent or any such maker, endorser, guarantor, surety or other person or entity; or (h) the Debtor, Parent or any such maker, endorser, guarantor, surety or other person or entity takes any action to go out of business, or to revoke or terminate any agreement, liability or security in favor of the Secured Party; or (i) the entry of any judgment or other order for the payment of money in the amount of $100,000.00 or more against the Debtor, Parent or any such maker, endorser, guarantor, surety or any other person or entity; or (j) the issuance or levy of any writ, warrant, attachment, garnishment, execution or other process against any property of the Debtor, Parent or any such maker, endorser, guarantor, surety or any other person or entity; or (k) the attachment of any tax lien to any property of the Debtor, Parent or any such maker, endorser, guarantor, surety or other person or entity; or (1) any statement, representation or warranty made by the Debtor, Parent or any such maker, endorser, guarantor, surety or other person or entity (or any representative of the Debtor, Parent or any such maker, endorser, guarantor, surety or other person or entity) to the Secured Party at any time shall be incorrect or misleading in any material respect when made; or (m) there is a material adverse change in the condition (financial or otherwise), business or property of the Debtor, Parent or any such maker, endorser, guarantor, surety or other person or entity; or (n) the Secured Party shall in good faith believe that the prospect for due and punctual payment or performance of any of the Obligations, this Agreement or any other note, obligation, mortgage, deed of trust, assignment, guaranty, or other agreement heretofore, herewith or hereafter given to or acquired by the Secured Party in connection with any of the


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Obligations is impaired; or (o) any "Event of Default" as defined in the Loan
Agreement shall have occurred.

        8. REMEDIES. Upon the commencement of any proceeding under any bankruptcy law by or against the Debtor or any such maker, endorser, guarantor, surety or other person or entity, all Obligations automatically shall become immediately due and payable in full, without declaration, presentment, or other notice or demand, all of which are hereby waived by the Debtor. In addition, upon the occurrence of any Event of Default and at any time thereafter, the Secured Party may exercise any one or more of the following rights and remedies:
(a) declare all Obligations to be immediately due and payable in full, and the same shall thereupon be immediately due and payable in full, without presentment or other notice or demand, all of which are hereby waived by the Debtor; (b) require the Debtor to assemble all or any part of the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties; or (c) exercise and enforce any and all rights and remedies available upon default under this Agreement, the Code, and any other applicable agreements and laws. If notice to the Debtor of any intended disposition of Collateral or other action is required, such notice shall be deemed reasonably and properly given if mailed by regular or certified mail, postage prepaid, to the Debtor at the address stated at the beginning of this Agreement or at the most recent address shown in the Secured Party's records, at least 10 days prior to the action described in such notice.

        9. JURISDICTION. AT THE OPTION OF SECURED PARTY, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; AND DEBTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT DEBTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY, SECURED PARTY AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED IF SUCH TRANSFER CAN BE ACCOMPLISHED UNDER APPLICABLE LAW. IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, SECURED PARTY AT ITS OPTION SHALL BE ENTITLED TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

        10. MISCELLANEOUS. A carbon, photographic or other reproduction of this Agreement is sufficient as a financing statement. No provision of this Agreement can be waived, modified, amended, abridged, supplemented, terminated or discharged and the Security Interest cannot be released or terminated, except by a writing duly executed by the Secured Party. A waiver shall be effective only in the specific instance and for the specific purpose given. No delay or failure to act shall preclude the exercise or enforcement of any of the Secured Party's rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly, concurrently or successively at the Secured Party's option, and the exercise or enforcement of any one such right or remedy shall not be a condition to or bar the exercise or enforcement of any other. This Agreement shall bind and


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benefit the Debtor and the Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when executed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured Party's acceptance hereof. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation, payment and performance of the Obligations. This Agreement and the rights and duties of the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware (excluding conflict of law rules).

        THE DEBTOR REPRESENTS AND WARRANTS TO THE SECURED PARTY AND AGREES THAT THE DEBTOR HAS READ ALL OF THIS AGREEMENT AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS AGREEMENT.


                                            ___________________________________
                                            Debtor's Name




                                            By:________________________________
                                            Title:_____________________________





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                                                                      SCHEDULE 1

                                   Definitions

        "Account Debtor" means any person who may become obligated to Debtor under, with respect to, or on account of, an Account, Chattel Paper or General Intangibles (including a payment intangible).

        "Accounts" means all "accounts," as such term is defined in the Code, now owned or hereafter acquired by Debtor, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments), (including any such obligations that may be characterized as an account or contract right under the Code), (b) all of Debtor's rights in, to and under all purchase orders or receipts for goods or services, (c) all of Debtor's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due to Debtor for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by Debtor or in connection with any other transaction (whether or not yet earned by performance on the part of Debtor), (e) all health care insurance receivables and (f) all collateral security of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing.

        "Chattel Paper" means any "chattel paper," as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by Debtor.

        "Code" means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of Delaware; provided, that to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to Secured Party's Security Interest in any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Delaware, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

        "Deposit Accounts" means all "deposit accounts" as such term is defined in the Code, now or hereafter held in the name of Debtor.

        "Documents" means all "documents" as such term is defined in the Code, now owned or hereafter acquired by Debtor, wherever located.


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        "Equipment" means all "equipment," as such term is defined in the Code, now owned or hereafter acquired by Debtor, wherever located and, in any event, including all Debtor's machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment, including embedded software and peripheral equipment and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

        "Fixtures" means all "fixtures" as such term is defined in the Code, now owned or hereafter acquired by Debtor.

        "General Intangibles" means all "general intangibles" as such term is defined in the Code, now owned or hereafter acquired by Debtor, including all right, title and interest that Debtor may now or hereafter have in or under any contract, all payment intangibles, customer lists, licenses, copyrights, trademarks, patents, and all applications therefor and reissues, extensions or renewals thereof, rights in Intellectual Property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any trademark or trademark license), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Stock and Investment Property, rights of indemnification, all books and records, correspondence, credit files, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of Debtor or any computer bureau or service company from time to time acting for Debtor.

        "Goods" means all "goods" as defined in the Code, now owned or hereafter acquired by Debtor, wherever located, including embedded software to the extent included in "goods" as defined in the Code, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

        "Instruments" means all "instruments" as such term is defined in the Code, now owned or hereafter acquired by Debtor, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all promissory notes and other evidences of


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indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

        "Inventory" means all "inventory" as such term is defined in the Code, now owned or hereafter acquired by Debtor, wherever located, and in any event including inventory, merchandise, goods and other personal property that are held by or on behalf of Debtor for sale or lease or are furnished or are to be furnished under a contract of service, or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in Debtor's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

        "Investment Property" means all "investment property" as such term is defined in the Code now owned or hereafter acquired by Debtor, wherever located, including (i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of Debtor, including the rights of Debtor to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts of Debtor; (iv) all commodity contracts of Debtor; and (v) all commodity accounts held by Debtor.

        "Letter-of-Credit Rights" means letter-of-credit rights as such term is defined in the Code, now owned or hereafter acquired by Debtor, including rights to payment or performance under a letter of credit, whether or not Debtor, as beneficiary, has demanded or is entitled to demand payment or performance.

        "Lien" means any security interest, lien, pledge, encumbrance, charge or adverse claim of any kind, including without limitation any agreement to give or not to give any lien, or any conditional sale or other title retention agreement.

        "Proceeds" means "proceeds" as such term is defined in the Code, including (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority), (c) any claim of Debtor against third parties (i) for past, present or future infringement of any patent or patent license, or (ii) for past, present or future infringement or dilution of any copyright, copyright license, trademark or trademark license, or for injury to the goodwill associated with any trademark or trademark license, (d) any recoveries by Debtor against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral, (e) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged stock, and (f) any and all other amounts, rights to payment or


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

other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

        "Software" means all "software" as such term is defined in the Code, now owned or hereafter acquired by Debtor, other than software embedded in any category of goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

        "Supporting Obligations" means all supporting obligations as such term is defined in the Code, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.




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

                                                                      SCHEDULE 2

                              Other Names of Debtor

                                                                      SCHEDULE 3

                   Owner of Real Estate and Legal Description

                                                                      SCHEDULE 4

                        Prior Financing Statement Filings

                                                                      SCHEDULE 5

                               Inventory Locations

                                                                       EXHIBIT A

                                CONTROL AGREEMENT

                                (DEPOSIT ACCOUNT)

                                                           Date:________________

DEBTOR:             _____________________________
                    _____________________________


Address:            _____________________________
                    _____________________________
                    _____________________________


Fax No:             _____________________________
                    _____________________________


SECURED PARTY:      _____________________________

Address:            _____________________________
                    _____________________________
                    _____________________________

Fax No:             _____________________________

FINANCIAL
INSTITUTION:        _____________________________
                    _____________________________

Address:            _____________________________
                    _____________________________
                    _____________________________

Fax No:             _____________________________


        In consideration of the mutual agreements stated in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties, the Debtor, the Secured Party, and the Financial Institution agree as follows:

1. Definitions. In this Agreement:

        (a) "Control" means control of a deposit account, as defined in Revised
Article 9.


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

        (b) "Debtor" means each and all of the persons or entities shown above as Debtor. All agreements of the Debtor in this Agreement are joint, several, and joint and several.

        (c) "Financial Institution" means the Financial Institution shown above.

        (d)     "Instrument" is defined in Revised Article 9.

        (e) "Revised Article 9" means Revised Article 9 of the Uniform Commercial Code.

        (f)     "Secured Party" means the Secured Party shown above.

        (g)     "Security" is defined in Article 8 of the Uniform Commercial
                Code.

2. Security Interest. The Debtor has given the Secured Party a security interest in, and has assigned to the Secured Party, the following property (the "Collateral"):

        (a) All of the Debtor's existing, and future accounts with the Financial Institution, and all amendments, extensions, renewals and replacements thereof (collectively called the "Account"), and all amounts now or at any time hereafter in the Account, and all interest and other earnings which may now or hereafter accrue thereon, whether now owned or hereafter acquired, whether now existing or hereafter arising,, and all proceeds of the foregoing property.

        (b) Account number _________________ with the Financial Institution, and all amendments, extensions, renewals and replacements thereof (called the "Account"), and all amounts now or at any time hereafter in the Account, and all interest and other earnings which may now or hereafter accrue thereon, whether now owned or hereafter acquired, whether now existing or hereafter arising, and all proceeds of the foregoing property.

        Such security interest and assignment are called the "Security Interest". The Debtor and the Secured Party hereby give the Financial Institution notification of the Security Interest, and the Financial Institution acknowledges receipt of such notification.

3. Control. The Collateral constitutes a deposit account, as defined in Revised Article 9. The Debtor represents to the Secured Party and the Financial Institution that the transaction secured by the Security Interest is not a consumer transaction, as defined in Revised Article 9. By entering into this Agreement, the Debtor, the Secured Party, and the Financial Institution are giving the Secured Party Control over the Collateral, and are perfecting the Security Interest in the Collateral by Control. The Financial Institution will comply with all instructions originated by the Secured Party directing disposition of the funds in the Account without any further consent by the Debtor. This means that the Financial Institution will comply with all orders, notices, requests and other instructions of the Secured Party relating to the Collateral, including but not limited to orders, notices, requests and other instructions to withdraw or transfer any Collateral, to redeem or terminate the Account, and to pay or transfer any Collateral to the Secured Party or any other person or entity.

4. Rights of Debtor and Others. Until the Financial Institution receives notice from the Secured Party that the Debtor's rights are terminated, the Financial Institution will comply with all notices, requests and other instructions from the Debtor for disposition of funds in the Account, including but not limited to orders, notices, requests or Instructions to withdraw or transfer any Collateral, and to pay or transfer any Collateral to the Debtor or any other person or entity, but not to redeem or terminate the Account. Except in accordance with the previous sentence, without the Secured Party's written consent the Financial Institution will not comply with any order, notice, request or other instruction from the Debtor or any other person or entity except the Secured Party relating to any Collateral, and the Financial Institution will not pay or transfer any Collateral to the Debtor or any other person or entity except the Secured Party.

5. Representations and Agreements. The Debtor and the Financial Institution represent to the Secured Party, and agree that:

               (a) No person or entity except the Secured Party has Control over any of the Collateral. Neither the Debtor nor the Financial Institution has entered into any agreement that gives any person or entity except the Secured Party Control over any Collateral. Neither the Debtor nor the Financial Institution will permit any person or entity except the Secured Party to have Control over any of the Collateral, and neither the Debtor nor the Financial Institution will enter into any agreement that gives any person or entity except the Secured Party Control over any of the Collateral. The Debtor is and will remain the sole account holder of the Account. No person or entity (except the Debtor, the Secured Party, and the Financial Institution) has any security interest, other interest, lien or other right in any of the Collateral. The Debtor and the Financial Institution will immediately notify the Secured Party if any person or entity (other than the Debtor, the Secured Party, or the Financial Institution) makes a claim against any of the Collateral, or claims any security interest, other interest, lien or other right in any of the Collateral.

               (b) The Financial Institution has not issued, and will not issue, any Instrument, Security, or certificate for any Collateral, and the Financial Institution will not give to the Debtor or any other person or entity any Instrument, Security, or certificate for any Collateral.

               (c) At all times after the Financial Institution's receipt of any order, notice, request or other instruction of the Secured Party under
        Section 3 or 4 of this Agreement, without the Secured Party's consent the Financial Institution shall not honor any check or other item drawn on the Account or any other withdrawal or transfer from the Account, except in favor of the Secured Party.

               (d) The Financial Institution agrees that all of the Financial Institution's existing and future security interests, liens, claims, rights of setoff and recoupment, and other right, title and interest in any of the Collateral are fully subordinate to the Security

        Interest. The Financial Institution will not assert or enforce any of the Financial Institution's existing or future security interests, liens, claims, rights of setoff or recoupment, or other right, title or interest in any of the Collateral. Notwithstanding the foregoing, the Financial Institution may char-e the Account for the Financial Institution's standard account fees for the Account.

               (e) The Financial Institution is a bank, as defined in Revised
        Article 9. The State of ______________ is the Financial Institution's jurisdiction for purposes of Revised Article 9.

               (f) At the Secured Party's request, the Financial Institution will send to the Secured Party a copy of the Financial Institution's statements on the Collateral and any other information about the collateral. The Financial Institution will comply with all other orders, notices, requests and other instructions of the Secured Party relating to any of the Collateral.

6. Tax Reporting. Until the Secured Party notifies the Financial Institution to use a different name and number, the Financial Institution will make all reports relating to the Collateral to all federal, state and local tax authorities under the name and tax identification number of the Debtor.

7. Other Provisions. No provision in this Agreement can be amended, modified, waived, or terminated, except by a writing executed by the Debtor, the Secured Party, and the Financial institution. All notices, orders, requests, and other instructions and communications to any party under this Agreement shall be delivered, mailed, or faxed to such party's address or fax number stated above. This Agreement shall bind and benefit the parties and their respective heirs, representatives, successors and assigns. This Agreement may be enforced in an action for specific performance. This Agreement shall be governed by and construed in accordance with the laws of the state specified above. This Agreement may be executed in counterparts, and all counterparts together constitute one and the same Agreement.

             [The balance of this page is intentionally left blank.]

        Executed as of the date first above written.


                                        _______________________________________
                                        Debtor


                                        _______________________________________
                                        _______________________________________


                                        _______________________________________
                                        Secured Party

                                        By:____________________________________
                                        Title:_________________________________


                                        _______________________________________
                                        Financial Institution


                                        By:____________________________________
                                        Title:_________________________________

Acknowledgment of Financial Institution:

STATE OF ___________________________)
                                    )  SS.
COUNTY OF __________________________)


        This instrument was acknowledged before me on _________________, _________ by ___________________________, as ____________________ of
___________________, a ______________________________, on behalf of the
_____________________.



        (Seal)
                                         ______________________________________
                                         Notary Public
                                         My commission expires: